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                                                                    Exhibit 10.4


PROMISSORY NOTE                                               [MELLON BANK LOGO]

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$5,000,000                                                        August 6, 1998
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FOR VALUE RECEIVED, and intending to be legally bound, Undersigned, as defined below, promises to pay to Mellon Bank, N.A.

a national banking association
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("Bank") or its order at One Mellon Bank Center,
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Pittsburgh, PA 15258
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the sum of
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Five Million                                                          Dollars
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($5,000,000), or such lesser or greater principal amount as may be outstanding from time to time under a discretionary line of credit established by Bank for the benefit of Undersigned, with interest on the outstanding balance from the date of this Note ("Note") at the rate(s) ("Contractual Rate(s)") specified herein.





























After maturity, whether by acceleration or otherwise interest shall accrue at a rate 2 percent per annum above the Contractual Rate(s) until all sums due hereunder are paid. Interest shall continue to accrue after the entry of judgment by confession or otherwise at the Contractual Rate(s) until all sums due hereunder and/or under the judgment are paid, unless the Contractual Rate(s) is (are) altered by subsequent maturity.

So long as Bank is the holder hereof, Bank's books and records shall be presumed, except in the case of manifest error, to accurately evidence at all times all amounts outstanding under this Note and the date and amount of each advance and payment made pursuant hereto.

The prompt and faithful performance of all of Undersigned's obligations hereunder, including without limitation time of payment, is of the essence of this Note.

The Undersigned hereby grants to Bank a security interest in, lien upon, and right of setoff against, all deposit accounts, credits, securities, moneys, or other property of Undersigned which may at any time be in the possession of, delivered to, or owed by Bank, including any proceeds or returned or unearned premiums of insurance, and the proceeds of all the foregoing property.

1. REPRESENTATIONS. Undersigned hereby makes the following representations and warranties which shall be true and correct on the date of this Note and shall continue to be true and correct for so long as any indebtedness evidenced hereby remains outstanding: (a) Undersigned's residence and/or Chief Executive Office, as the case may be, is as stated below or as otherwise stated in a subsequent written notice delivered to Bank pursuant to the terms hereof; and (b) if any of the Undersigned is an individual, each such individual is at least 18 years of age and under no legal disability or incapacity.

2. COVENANTS. Undersigned covenants and agrees that until all indebtedness evidenced hereby has been paid in full, Undersigned shall: (a) use the proceeds of the loan evidenced hereby only for the purpose specified to Bank at or prior to the execution hereof; (b) promptly notify Bank in writing of any change in its or their residence or Chief Executive Office; (c) pay, upon demand by Bank, all out-of-pocket expenses incurred by Bank in connection with any action or proceeding taken or commenced by Bank to enforce or collect this Note, including reasonable attorney's fees.

3. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" hereunder: (a) default in payment or performance of any of the indebtedness or obligations evidenced by this Note or any other evidence of liability of Undersigned to Bank; (b) the breach by any Obligor (defined as Undersigned and each surety or guarantor of any of Undersigned's liabilities to Bank as well as any person or entity granting Bank a security interest in property to secure any indebtedness evidenced hereby) of any covenant contained in the Loan Agreement (if any), this Note, or in any separate security, guarantee or suretyship agreement between Bank and any Obligor, the occurrence of any default hereunder or under the terms of any such agreement, or the discovery by Bank of any false or misleading representation made by any Obligor herein or in any such agreement or in any other information submitted to Bank by any Obligor; (c) with respect to any Obligor: (1) death or incapacity of any individual or general partner; or (2) dissolution of any partnership or corporation; (d) any assignment for the benefit of creditors by any Obligor; (e) insolvency of any Obligor; (f) the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy, insolvency, reorganization, receivership or dissolution, including the Bankruptcy Reform Act of 1978, as amended, by or against any Obligor; or (g) the garnishment, attachment or taking by governmental authority of any property of the Undersigned which is in Bank's possession or which constitutes security for any indebtedness evidenced hereby.

4. ACCELERATION; REMEDIES. Upon either (i) the occurrence of any Event of Default, or (ii) if this Note is payable on demand, such demand by Bank: (a) all amounts due under this Note, including the unpaid balance of principal and interest hereof, shall become immediately due and payable at the option of Bank, without any demand or notice whatsoever; and (b) Bank may immediately and without demand exercise any of its rights and remedies granted herein, under applicable law, or which it may otherwise have, against Undersigned or otherwise.

5. BANK'S RIGHTS. Undersigned hereby authorizes Bank, and Bank shall have the continuing right, at its sole option and discretion, to: (a) do anything which Undersigned is required but fails to do hereunder.


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and (b) pay the proceeds of the loan evidenced by this Note to any or all of the
Undersigned individually or jointly, or to such other persons as any of the Undersigned may direct.

6. DEFINITIONS; MISCELLANEOUS PROVISIONS. (a) Undersigned waives protest of all commercial paper at any time held by Bank on which Undersigned is in any way liable, notice of nonpayment at maturity of any and all accounts, and (except where requested hereby) notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do. Bank shall be entitled to exercise any right notwithstanding any prior exercise, failure to exercise or delay in exercising any such right. (b) Bank shall retain the lien of any judgment entered on account of the indebtedness evidenced hereby. Undersigned warrants that Undersigned has no defense whatsoever to any action or proceeding that may be brought to enforce or realize on any such judgment. (c) If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Note shall be construed as if the invalid or unenforceable provision had never been a part of it. The descriptive headings of this Note are for convenience only and shall not in any way affect the meaning or construction of any provision hereof. (d) The rights and privileges of Bank contained in this Note shall inure to the benefit of its successors and assigns, and the duties of Undersigned shall bind all heirs, personal representatives, successors and assigns. (e) This Note shall in all respects be governed by the laws of the state in which this Note is payable (except to the extent that federal law governs). (f) "Chief Executive Office" means the place from which the main part of the business operations of an entity is managed. (g) "Undersigned" refers individually and collectively to all makers of this Note, including, in the case of any partnership, all general partners of such partnership individually and collectively, whether or not such partners sign below. Undersigned shall each be jointly and severally bound by the terms hereof, and, with respect to any partnership executing this Note, each general partner shall be bound hereby both in such general partner's individual and partnership capacities.

SIGNATURES

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Witness the due execution hereof.

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Witness:                                                          Individual:

X                                                                 X                                                           (Seal)
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                                                                  Address



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Witness:                                                          Individual:


X                                                                 X                                                           (Seal)
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                                                                  Address



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                                                                  Corporation or Other Entity


                                                                  Sylvan Inc.
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Attest/Witness:                                                   By: (Signature and Title)


X /s/ FRED Y. BENNITT                                             X /s/ DONALD A. SMITH                                       (Seal)
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     Fred Y. Bennitt, Secretary/Treasurer                         By: (Signature and Title)

(Corporate Seal)                                                  X Donald A. Smith, Principal Accounting Officer             (Seal)
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                                                                  Business Address


                                                                  333 Main Street, P.O. Box 249
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                                                                  Saxonburg, PA 16056
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